UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2009

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)	Compensatory Arrangements

On August 21, 2009, the Compensation Committee of Bryn Mawr Bank Corporation (the “Corporation”), pursuant to the Bryn Mawr Bank Corporation 2007 Long-Term Incentive Plan (the “Plan”), granted non-qualified stock options to the executive officers and directors named below.

Each option has an exercise price of $18.27 per share, the last sale price reported by the Nasdaq Global Market on August 20, 2009. Each option vests at the rate of 20% per year beginning August 21, 2010. Each option expires on August 21, 2019 if it is not exercised, forfeited or terminated.

The following executive officers received stock options for the number of shares listed:

Frederick C. Peters II, Chairman and Chief Executive Officer	23,000

J. Duncan Smith, Chief Financial Officer and Treasurer	11,500

Alison E. Gers, Executive Vice President	11,500

Joseph G. Keefer, Executive Vice President	11,500

Francis J. Leto, Executive Vice President	11,500

Robert J. Ricciardi, Corporate Secretary and Executive Vice President	11,500

Matthew G. Waschull, Executive Vice President	6,350

Messrs. Smith, Keefer, Leto, Ricciardi and Waschull and Ms. Gers are Executive Vice Presidents of The Bryn Mawr Trust Company, the Corporation’s principal subsidiary.

The following directors received stock options for the number of shares listed:

Thomas L. Bennett	4,475

Andrea F. Gilbert	4,475

Wendell F. Holland	4,475

Scott M. Jenkins	4,475

David E. Lees	4,475

Britton H. Murdoch	7,332	*

B. Loyall Taylor, Jr.	4,475

*	Includes 4,475 options granted to Mr. Murdoch as a director of the Corporation, and an additional 2,857 options granted due to his position as lead director.

In deciding to increase the number of stock options granted to directors and executive officers under the Plan in 2009, the Compensation Committee took into account the fact that the expense associated with such options over the five year vesting period is lower than the related expense with regard to the options granted in 2008, even though fewer options were granted in 2008. This is because the estimated per share fair value in 2009 for each option is lower than it was in 2008.

Each of the stock options awarded to the executive officers and directors is evidenced by a non-qualified stock option agreement between the Corporation and the option holder in the respective forms attached as Exhibits 99.1 and 99.2 to the Corporation’s Form 8-K filed with the Commission on September 5, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: August 25, 2009